Exhibit 21.1

LIST OF SUBSIDIARIES

1.	PanAmSat Communications Carrier Services, Inc., a corporation organized under the laws of California.
2.	PanAmSat Communications Japan, Inc., a corporation organized under the laws of California.
3.	PanAmSat Communications Services, Inc., a corporation organized under the laws of California.
4.	Southern Satellite Corp., a corporation organized under the laws of Connecticut.
5.	AccessPas, Inc. , a corporation organized under the laws of Delaware.
6.	PanAmSat International Holdings LLC, a limited liability company organized under the laws of Delaware.
7.	Service and Equipment Corporation, a corporation organized under the laws of Delaware.
8.	Southern Satellite Licensee Corporation, a corporation organized under the laws of Delaware.
9.	PanAmSat India Marketing, L.L.C., a limited liability company organized under the laws of Delaware.
10.	PanAmSat Asia Carrier Services, Inc., a corporation organized under the laws of Delaware.
11.	PanAmSat Capital Corporation, a corporation organized under the laws of Delaware.
12.	PanAmSat Services, Inc., a corporation organized under the laws of Delaware.
13.	PanAmSat India, Inc., a corporation organized under the laws of Delaware.
14.	PanAmSat International Employment, Inc., a corporation organized under the laws of Delaware.
15.	PanAmSat International Sales, Inc., a corporation organized under the laws of Delaware.
16.	PAS International, LLC, a limited liability company organized under the laws of Delaware.
17.	PanAmSat Licensee Corp., a corporation organized under the laws of Delaware.
18.	USHI, LLC, a limited liability company organized under the laws of Delaware.
19.	PanAmSat International Systems Marketing, LLC, a limited liability company organized under the laws of Delaware.
20.	PanAmSat H-2 Licensee Corp., a corporation organized under the laws of Delaware.
21.	PanAmSat Europe Corporation, a corporation organized under the laws of Delaware.
22.	PanAmSat International Systems, LLC, a limited liability company organized under the laws of Delaware.
23.	PanAmSat Satellite PAS 1R, Inc., a corporation organized under the laws of Delaware.
24.	PanAmSat Satellite PAS 6B, Inc., a corporation organized under the laws of Delaware.
25.	PanAmSat Satellite PAS 7, Inc., a corporation organized under the laws of Delaware.
26.	PanAmSat Satellite PAS 8, Inc., a corporation organized under the laws of Delaware.
27.	PanAmSat Satellite PAS 9, Inc., a corporation organized under the laws of Delaware.
28.	PanAmSat Satellite PAS 10, Inc., a corporation organized under the laws of Delaware.
29.	PanAmSat Satellite Galaxy 3C, Inc., a corporation organized under the laws of Delaware.

30.	PanAmSat Satellite Galaxy 4R, Inc., a corporation organized under the laws of Delaware.
31.	PanAmSat Satellite Galaxy 10R, Inc., a corporation organized under the laws of Delaware.
32.	PanAmSat Satellite Galaxy 11, Inc., a corporation organized under the laws of Delaware.
33.	PanAmSat Satellite Galaxy 12, Inc., a corporation organized under the laws of Delaware.
34.	PanAmSat Satellite Galaxy 13, Inc., a corporation organized under the laws of Delaware.
35.	PanAmSat Satellite HGS 3, Inc., a corporation organized under the laws of Delaware.
36.	PanAmSat Satellite HGS 5, Inc., a corporation organized under the laws of Delaware.
37.	PanAmSat Satellite Galaxy 1R, Inc., a corporation organized under the laws of Delaware.
38.	PanAmSat Satellite Galaxy 3R, Inc., a corporation organized under the laws of Delaware.
39.	PanAmSat Satellite Galaxy 5, Inc., a corporation organized under the laws of Delaware.
40.	PanAmSat Satellite Galaxy 9, Inc., a corporation organized under the laws of Delaware.
41.	PanAmSat Satellite Galaxy 14, Inc., a corporation organized under the laws of Delaware.
42.	PanAmSat Satellite Galaxy 15, Inc., a corporation organized under the laws of Delaware.
43.	PanAmSat Satellite Galaxy 16, Inc., a corporation organized under the laws of Delaware.
44.	PanAmSat Satellite Leasat F5, Inc., a corporation organized under the laws of Delaware.
45.	PanAmSat Satellite PAS 2, Inc., a corporation organized under the laws of Delaware.
46.	PanAmSat Satellite PAS 3, Inc., a corporation organized under the laws of Delaware.
47.	PanAmSat Satellite PAS 4, Inc., a corporation organized under the laws of Delaware.
48.	PanAmSat Satellite PAS 5, Inc., a corporation organized under the laws of Delaware.
49.	PanAmSat Satellite SBS 6, Inc., a corporation organized under the laws of Delaware.
50.	Sonic Telecom Limited, a company organized under the laws of the United Kingdom.
51.	PanAmSat Limited Liab. Co., a company organized under the laws of Switzerland.
52.	PanAmSat Africa (Proprietary) Ltd., a company organized under the laws of South Africa.
53.	PanAmSat Asia Pty. Ltd., a company organized under the laws of Australia.
54.	PanAmSat Europe Limited, a company organized under the laws of the United Kingdom.
55.	PanAmSat India Private Limited, a company organized under the laws of India.
56.	PanAmSat Korea Limited, a company organized under the laws of South Korea.
57.	PanAmSat Asia (Hong Kong) Limited, a company organized under the laws of Hong Kong.
58.	PanAmSat do Brasil Ltda., a company organized under the laws of Brazil.
59.	PanAmSat Sistemas de Comunição DTH do Brasil Ltda., a company organized under the laws of Brazil.
60.	PanAmSat International Systems Limited, a company organized under the laws of the Cayman Islands.
61.	PanAmSat Satellite Europe Limited, a company organized under the laws of the United Kingdom.
62.	PanAmSat France SAS, a company organized under the laws of France.
63.	Europe*Star Gesellschaft fuer Satellitenkommunikation GmbH, a company organized under the laws of Germany.
64.	Horizons Satellite Holdings LLC, a limited liability company organized under the laws of Delaware.
65.	Horizons-1 Satellite LLC, a limited liability company organized under the laws of Delaware.
66.	Horizons-2 Satellite LLC, a limited liability company organized under the laws of Delaware.